                                                                  Exhibit (4)(t)

                     =======================================

                      AMENDED AND RESTATED TRUST AGREEMENT

                          WEYERHAEUSER CAPITAL TRUST II

                               Dated as of [Date]

                     =======================================

                                                                  Exhibit (4)(t)


                                TABLE OF CONTENTS

                                                                                                       Page

ARTICLE I INTERPRETATION AND DEFINITIONS......................................................          7

     SECTION 1.1 Definitions..................................................................          7

ARTICLE II TRUST INDENTURE ACT................................................................         13

     SECTION 2.1 Trust Indenture Act; Application.............................................         13
     SECTION 2.2 Lists of Holders of Securities...............................................         13
     SECTION 2.3 Reports by the Property Trustee..............................................         13
     SECTION 2.4 Periodic Reports to Property Trustee.........................................         14
     SECTION 2.5 Evidence of Compliance with Conditions Precedent.............................         14
     SECTION 2.6 Events of Default; Waiver....................................................         14
     SECTION 2.7 Event of Default; Notice.....................................................         15

ARTICLE III ORGANIZATION......................................................................         16

     SECTION 3.1 Name and Organization........................................................         16
     SECTION 3.2 Office.......................................................................         16
     SECTION 3.3 Purpose......................................................................         16
     SECTION 3.4 Authority....................................................................         17
     SECTION 3.5 Title to Property of the Trust...............................................         17
     SECTION 3.6 Powers and Duties of the Regular Trustees....................................         17
     SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.........................         20
     SECTION 3.8 Powers and Duties of the Property Trustee....................................         21
     SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee..................         23
     SECTION 3.10 Certain Rights of Property Trustee..........................................         24
     SECTION 3.11 Delaware Trustee............................................................         26
     SECTION 3.12 Execution of Documents......................................................         26
     SECTION 3.13 Not Responsible for Recitals or Issuance of Securities......................         26
     SECTION 3.14 Duration of Trust...........................................................         26
     SECTION 3.15 Mergers.....................................................................         26

ARTICLE IV SPONSOR............................................................................         29

     SECTION 4.1 Responsibilities of the Sponsor..............................................         29
     SECTION 4.2 Indemnification and Fees and Expenses of the Trustees........................         29
     SECTION 4.3 Compensation of the Trustees.................................................         30

                                                                  Exhibit (4)(t)



ARTICLE V TRUST COMMON SECURITIES HOLDER......................................................         30

     SECTION 5.1 Sponsor's Purchase of Common Securities......................................         30
     SECTION 5.2 Covenants of the Common Securities Holder....................................         30

ARTICLE VI TRUSTEES...........................................................................         30

     SECTION 6.1 Number of Trustees...........................................................         30
     SECTION 6.2 Delaware Trustee; Eligibility................................................         31
     SECTION 6.3 Property Trustee; Eligibility................................................         31
     SECTION 6.4 Qualifications of Regular Trustees and Delaware Trustee Generally............         32
     SECTION 6.5 Initial Regular Trustees.....................................................         32
     SECTION 6.6 Appointment, Removal and Resignation of Trustees.............................         32
     SECTION 6.7 Vacancies among Trustees.....................................................         34
     SECTION 6.8 Effect of Vacancies..........................................................         34
     SECTION 6.9 Meetings.....................................................................         34
     SECTION 6.10 Delegation of Power.........................................................         35
     SECTION 6.11 Merger, Conversion, Consolidation or Succession to Business.................         35

ARTICLE VII ISSUANCE OF SECURITIES............................................................         35

     SECTION 7.1 General Provisions Regarding Securities......................................         35
     SECTION 7.2 Distributions................................................................         37
     SECTION 7.3 Redemption of Securities.....................................................         38
     SECTION 7.4 Redemption Procedures........................................................         39
     SECTION 7.5 Voting Rights of Preferred Securities........................................         40
     SECTION 7.6 Voting Rights of Common Securities...........................................         42
     SECTION 7.7 Registrar, Paying Agent and Conversion Agent.................................         44
     SECTION 7.8 Listing......................................................................         45
     SECTION 7.9 Transfer of Securities.......................................................         45
     SECTION 7.10 Mutilated, Destroyed, Lost or Stolen Certificates...........................         46
     SECTION 7.11 Deemed Security Holders.....................................................         46
     SECTION 7.12 Global Securities...........................................................         46

ARTICLE VIII DISSOLUTION AND TERMINATION OF TRUST.............................................         49

     SECTION 8.1 Dissolution and Termination of Trust.........................................         49
     SECTION 8.2 Liquidation Distribution Upon Dissolution of the Trust.......................         49

ARTICLE IX LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS...............         50

     SECTION 9.1 Liability....................................................................         50

                                                                  Exhibit (4)(t)


     SECTION 9.2 Exculpation..................................................................         50
     SECTION 9.3 Fiduciary Duty...............................................................         51
     SECTION 9.4 Indemnification..............................................................         52
     SECTION 9.5 Outside Businesses...........................................................         54

ARTICLE X ACCOUNTING..........................................................................         54

     SECTION 10.1 Fiscal Year.................................................................         54
     SECTION 10.2 Certain Accounting Matters..................................................         54
     SECTION 10.3 Banking.....................................................................         55
     SECTION 10.4 Withholding.................................................................         55

ARTICLE XI AMENDMENTS AND MEETINGS............................................................         55

     SECTION 11.1 Amendments..................................................................         55
     SECTION 11.2 Meetings of the Holders of Securities; Action by Written Consent............         57

ARTICLE XII REPRESENTATIONS OF PROPERTY TRUSTEE  AND DELAWARE TRUSTEE.........................         59

     SECTION 12.1 Representations and Warranties of Property Trustee..........................         59
     SECTION 12.2 Representations and Warranties of Delaware Trustee..........................         59

ARTICLE XIII MISCELLANEOUS....................................................................         60

     SECTION 13.1 Notices.....................................................................         60
     SECTION 13.2 Governing Law...............................................................         61
     SECTION 13.3 Intention of the Parties....................................................         61
     SECTION 13.4 Headings....................................................................         61
     SECTION 13.5 Successors and Assigns......................................................         61
     SECTION 13.6 Partial Enforceability......................................................         61
     SECTION 13.7 Counterparts................................................................         62

                                                                  Exhibit (4)(t)


                                              CROSS-REFERENCE TABLE*


         Section of
         Trust Indenture Act                                                                            Section of
         of 1939, as amended                                                                         Trust Agreement
         Section of Trust Indenture Act of Section of 1939, as amended Agreement
         310(a)...............................................................................               6.3
         310(b)...............................................................................         6.3(c); 6.3(d)
         310(c)...............................................................................         Inapplicable
         311(a)...............................................................................             2.2(b)
         311(b)...............................................................................             2.2(b)
         311(c)...............................................................................         Inapplicable
         312(a)...............................................................................             2.2(a)
         312(b)...............................................................................             2.2(b)
         312(c)...............................................................................         Inapplicable
         313(a)...............................................................................             2.3
         313(b)...............................................................................             2.3
         313(c)...............................................................................             2.3
         313(d)...............................................................................             2.3
         314(a)...............................................................................             2.4
         314(b)...............................................................................         Inapplicable
         314(c)...............................................................................             2.5
         314(d)...............................................................................         Inapplicable
         314(e)...............................................................................             2.5
         314(f)...............................................................................         Inapplicable
         315(a)...............................................................................       3.9(b); 3.10(a)
         315(b)...............................................................................             2.7(a)
         315(c)...............................................................................             3.9(a)
         315(d)...............................................................................             3.9(b)
         316(a)...............................................................................      2.6; 7.5(b); 7.6(c)
         316(b)...............................................................................         Inapplicable
         316(c)...............................................................................         Inapplicable
         317(a)...............................................................................             3.16
         317(b)...............................................................................         Inapplicable
         318(a)...............................................................................             2.1(c)

* This Cross-Reference Table does not constitute part of the Trust Agreement and shall not affect the interpretation of any of its terms or provisions.

                                                                  Exhibit (4)(t)


                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                       OF

                          WEYERHAEUSER CAPITAL TRUST II

[Date]



         AMENDED AND RESTATED TRUST AGREEMENT ("Trust Agreement") dated and effective as of [Date], by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Trust Agreement, the "Trustees"), Weyerhaeuser Company, a Washington corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Trust Agreement;

         WHEREAS, the Trustees and the Sponsor established a trust (the "Trust") under the Delaware Business Trust Act pursuant to a Trust Agreement dated as of [Date], (the "Original Trust Agreement") and a Certificate of Trust filed with the Secretary of State of Delaware on [Date], for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures issued by the Debenture Issuer;

         WHEREAS, as of the date hereof, no interests in the Trust have been issued;

         WHEREAS, all of the Trustees and the Sponsor, by this Trust Agreement, amend and restate each and every term and provision of the Original Trust Agreement; and

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Trust Agreement constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Trust Agreement.

                                                                  Exhibit (4)(t)


                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

SECTION 1.1 Definitions.

         Unless the context otherwise requires:

         (a) Capitalized terms used in this Trust Agreement but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) a term defined anywhere in this Trust Agreement has the same meaning throughout;

         (c) all references to "the Trust Agreement" or "this Trust Agreement" are to this Trust Agreement as modified, supplemented or amended from time to time;

         (d) all references in this Trust Agreement to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Trust Agreement unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Trust Agreement unless otherwise defined in this Trust Agreement or unless the context otherwise requires; and

         (f) a reference to the singular includes the plural and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Beneficial Owners" means, for Preferred Securities represented by a Global Security, the Person who acquires an interest in the Preferred Securities which is reflected on the records of the Depositary through the Depositary Participants.

         "Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository Trust Company will be the initial Clearing Agency.

                                                                  Exhibit (4)(t)


         "Closing Date" means [Date].

         "Code" means the Internal Revenue Code of 1986 as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Trust Agreement, as such specific section or corresponding provisions is in effect on the date of application of the provisions of this Trust Agreement containing such reference.

         "Commission" means the Securities and Exchange Commission or any successor thereto.

         "Common Securities Holder" means Weyerhaeuser Company or any successor thereto, in its capacity as purchase and holder of all of the Common Securities issued by the Trust.

         "Common Securities" has the meaning set forth in Section 7.1(a).

         "Common Securities Guarantee" means the guarantee agreement to be dated as of [Date], of the Sponsor in respect of the Common Securities.

         "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security, substantially in the form of Exhibit B hereto.

         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Debenture Issuer" means Weyerhaeuser Company or any successor thereto under the Indenture in its capacity as issuer of the Securities.

         "Debenture Issuer Indemnified Person" means (a) any Regular Trustee;
(b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners. Employees, representatives or agents of any Regular Trustee or any Affiliate thereof; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee.

         "Delaware Trustee" has the meaning set forth in Section 5.2.

         "Depositary" means The Depository Trust Company, the initial Clearing Agency.

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

         "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                                                                  Exhibit (4)(t)


         "Fiduciary Indemnified Person" has the meaning set forth in Section
4.2.

         "Global Security" means a fully registered, global Preferred Security Certificate.

         "Guarantee" means the Guarantee Agreement dated the date hereof, of the Sponsor in respect of the Securities.

         "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "Indemnified Person" means a Debenture Issuer Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the Indenture dated as of [Date], between the Debenture Issuer and [Trustee], as trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

         "Indenture Event of Default" has the meaning given to the term "Event of Default" in the Indenture.

         "Investment Company" means an investment company as defined in the Investment Company Act. "Investment Company Act" means the U.S. Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" means the receipt by the Sponsor and the Trust of an opinion of an independent counsel experienced in matters relating to investment companies, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Closing Date.

         "Legal Action" has the meaning set forth in Section 3.6(g).

         "List of Holders" has the meaning specified in Section 2.2(a).

         "Majority in Liquidation Amount" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "New York Stock Exchange" means the New York Stock Exchange, Inc. or any successor thereto.

                                                                  Exhibit (4)(t)


         "Officers' Certificate" means, with respect to any Person, a certificate signed on behalf of such Person by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

            (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definition relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer on behalf of such Person in rendering the Officers' Certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer acting on behalf of such Person, such condition or covenant has been complied with; provided, that the term "Officers' Certificate," when used with reference to the Regular Trustees who are natural persons shall mean a certificate signed by two or more of the Regular Trustees which otherwise satisfies the foregoing requirements.

         "Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges or securities deposited with the Clearing Agency.

         "Paying Agent" has the meaning specified in Section 3.8(h).

         "Payment Amount" has the meaning sepcified in Section 7.2(c).

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Preferred Securities Guarantee" means the guarantee agreement to be dated as of [Date], of the Sponsor in respect of the Preferred Securities.

         "Preferred Securities" has the meaning specified in Section 7.1(a).

         "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

         "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security, substantially in form of Exhibit A.

                                                                  Exhibit (4)(t)


         "Property Account" has the meaning set forth in Section 3.8(c).

         "Pro Rata" means pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding.

         "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3.

         "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

         "Redemption Price" means the amount for which the Securities will be redeemed, which amount will equal (i) the redemption price paid by the Debenture Issuer to repay or redeem, in whole or in part, the Debentures held by the Trust which shall include accumulated and unpaid Distributions on such Securities through the date of their redemption or (ii) such lesser amount as will be received by the Trust in respect of the Debentures so repaid or redeemed.

         "Register" has the meaning set forth in Section 7.4.

         "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the corporate trust department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Securities" means the Common Securities and the Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Custodian" means the custodian with respect to the Global Preferred Security and any other Preferred Security in global form.

         "Sponsor" means Weyerhaeuser Company, a Washington corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as Sponsor of the Trust.

         "Successor Delaware Trustee" has the meaning set forth in Section
5.6(c).

                                                                  Exhibit (4)(t)


         "Successor Entity" has the meaning specified in Section 3.15(b)(i).

         "Successor Property Trustee" has the meaning set forth in Section
5.6(b).

         "Successor Security" has the meaning specified in Section
3.15(b)(i)(b).

         "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

         "Tax Event" means the receipt by the Sponsor or the Trust of an opinion of tax counsel (which may be the Sponsor's counsel or counsel of an Affiliate but not an employee and which must be reasonably acceptable to the Property Trustee) experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any court, governmental agency or regulatory authority interpreting or applying such laws or regulations, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income accrued or received on the Debentures,
(ii) interest payable by the Debenture Issuer on the Debentures is not, or will not within 90 days of the date of such opinion, be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes, or
(iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "10% in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trust" has the meaning specified in the Recitals.

         "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939, as amended.

         "Trustee" or "Trustees" means each Person who has signed this Trust Agreement as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                                                  Exhibit (4)(t)


                                   ARTICLE II

                               TRUST INDENTURE ACT

SECTION 2.1 Trust Indenture Act; Application.

         (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee that is a Trustee for the purposes of the Trust Indenture Act.

         (c) If and to the extent that any provision of this Trust Agreement conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes.

SECTION 2.2 Lists of Holders of Securities.

         (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) except while the Preferred Securities are represented by one or more Global Securities, at least five Business Days prior to the date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of the record date relating to the payment of such Distributions, and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; provided, that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the next most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3 Reports by the Property Trustee.

         Within 60 days after ________ of each year (commencing with the year of the first anniversary of the issuance of the Preferred Securities), the Property Trustee shall provide to the Holders of the Preferred Securities such reports, if any, as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust

                                                                  Exhibit (4)(t)


Indenture Act. The Property Trustee shall also comply with the requirements of Section. 313(d) of the Trust Indenture Act.

SECTION 2.4 Periodic Reports to Property Trustee.

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information (if any) as required by Section 314 of the Trust Indenture Act and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5 Evidence of Compliance with Conditions Precedent.

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6 Events of Default; Waiver.

         (a) The Holders of a Majority in Liquidation Amount of Preferred Securities may, by vote or written consent, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Indenture Event of Default:

            (i) is not waivable under the Indenture, the Event of Default under the Trust Agreement shall also not be waivable; or

            (ii) requires the consent or vote of greater than a majority in principal amount the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Trust Agreement may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

         The foregoing provisions of this Section 2.6(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement and the Preferred Securities, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote, or consent of the Holders of the Common Securities.

                                                                  Exhibit (4)(t)


         (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or written consent, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this Section 2.6(b), the Event of Default under the Trust Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this Section 2.6(b), the Event of Default under the Trust Agreement may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and the consequences thereof until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such cure, waiver or other elimination, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Trust Agreement. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7 Event of Default; Notice.

         (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities known to the Property Trustee, unless such defaults

                                                                  Exhibit (4)(t)


have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

         (b) The Property Trustee shall not be deemed to have knowledge of any default except: (i) a default under Sections 5.1(a), 5.1(b) and 5.1(c) of the Indenture; or (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with administration of this Trust Agreement shall have actual knowledge.

                                   ARTICLE III

                                  ORGANIZATION

SECTION 3.1 Name and Organization.

         The Trust is named "Weyerhaeuser Capital Trust II," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities, the Property Trustee and the Delaware Trustee. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2 Office.

         The address of the principal office of the Trust is c/o Weyerhaeuser Company, 33663 Weyerhaeuser Way South, Federal Way, Washington, 98003,
Attention: Vice President and Treasurer. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3 Purpose.

         The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         By acceptance of this trust, the Trustees, the Sponsor, the Holders of the Securities and the Preferred Securities Beneficial Owners agree to treat the Trust as a grantor trust for United States federal income tax purposes and not to take any position which is contrary to such classification.

                                                                  Exhibit (4)(t)


SECTION 3.4 Authority.

         Subject to the limitations provided in this Trust Agreement and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Trust Agreement.

         (a) Except as expressly set forth in this Trust Agreement and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

         (b) Except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6(b).

         (c) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

SECTION 3.5 Title to Property of the Trust.

         Except as provided in Section 3.8 with respect to the Debentures and the Property Account or as otherwise provided in this Trust Agreement, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

SECTION 3.6 Powers and Duties of the Regular Trustees.

         The Regular Trustees shall have the exclusive power, duty and authority, and are hereby authorized and directed, to cause the Trust to engage in the following activities:

         (a) to establish the terms and form of the Preferred Securities and Common Securities in the manner specified in Section 7.1 and issue and sell the Preferred Securities and the Common Securities in accordance with this Trust Agreement; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

         (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                                                                  Exhibit (4)(t)


            (i) execute and file with the Commission, at such time as determined by the Sponsor, a registration statement filed on Form S-3 prepared by the Sponsor, including any amendments thereto in relation to the Preferred Securities;

            (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

            (iii) execute and file an application, prepared by or on behalf of the Sponsor, at such time as determined by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

            (iv) to execute and deliver letters, documents, or instruments with The Depository Trust Company relating the Preferred Securities;

            (v) execute and file with the Commission, at such time as determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act; and

            (vi) execute and enter into the underwriting agreement and other related agreements providing for the sale of the Preferred Securities;

         (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

         (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event or Investment Company Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to a Tax Event or Investment Company Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Trust Agreement and the Securities;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                                                                  Exhibit (4)(t)


         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants to conduct only those services that the Regular Trustees have authority to conduct directly and to pay reasonable compensation for such services;

         (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

         (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

         (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture as authorized by the Indenture;

         (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities and the Holders of the Common Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (o) to take any action, not inconsistent with this Trust Agreement or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in Section 3.3 or the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes; and

         (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust and

                                                                  Exhibit (4)(t)


         (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

         The Regular Trustees shall exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

         Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

         Any expenses incurred by the Regular Trustees pursuant to this Section
3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

         (a) The Trust shall not, and none of the Trustees (including the Property Trustee) shall cause the Trust to, engage in any activity other than as required or authorized by this Trust Agreement. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Trust Agreement and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets;

                  (vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Trust Agreement or by the terms of the Securities);

                  (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                  (viii) other than as provided in this Trust Agreement or by the terms of the Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an

                                                                  Exhibit (4)(t)


         opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or the Trust will be classified as other than a grantor trust for United States Federal income tax purposes;

                  (ix) take any action inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes;

                  (x) revoke any action previously authorized or approved by vote of the Holders of the Preferred Securities.

SECTION 3.8 Powers and Duties of the Property Trustee.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

         (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Account in accordance with Section 7.2. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Trust Agreement;

                  (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Tax Event or Investment Company Event.

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Trust Agreement and the Securities.

                                                                  Exhibit (4)(t)


         (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Trust Agreement or the Trust Indenture Act, provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest, principal or other required payments on the Debentures on the date such interest, principal or other required payments are otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or interest on Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder by the Sponsor, in connection with such Direct Action, the Sponsor shall remain obligated to pay the principal of, premium, if any, or interest on such Debentures, and the Sponsor shall be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Sponsor to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences of this paragraph, the Holders of Preferred Securities shall have no right or power to exercise directly any other remedy available to the holders of the Debentures.

         (f) The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation have been distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.6.

         (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

         (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

         (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

         The Property Trustee shall exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall have no power to, and shall not take, any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

                                                                  Exhibit (4)(t)


SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property
                  Trustee shall be determined solely by the express provisions of this Trust Agreement and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iv) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall

                                                                  Exhibit (4)(t)


         have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10 Certain Rights of Property Trustee.

         (a) Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                                                                  Exhibit (4)(t)


                  (v) the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust Agreement;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Trust Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such

                                                                  Exhibit (4)(t)


         remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions; and

                  (xi) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

         (b) No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11 Delaware Trustee.

         Notwithstanding any other provision of this Trust Agreement other than
Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Trust Agreement. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

SECTION 3.12 Execution of Documents.

         Except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

         The recitals contained in this Trust Agreement and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Trust Agreement or the Securities.

SECTION 3.14 Duration of Trust.

         The Trust shall exist until dissolved and terminated pursuant to the provisions of Article VIII hereof.

SECTION 3.15 Mergers.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) or Section 8.2.

                                                                  Exhibit (4)(t)


         (b) The Trust may, at the request of the Sponsor, and with the consent of a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties substantially as an entirety to a trust organized as such under the laws of any State; provided that:

         (i) if the Trust is not the surviving entity, the successor entity (the "Successor Entity") either:

                  (A) expressly assumes all of the obligations of the Trust with respect to the Securities; or

                  (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") as long as the Successor Securities rank the same as the Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;

         (ii) the Debenture Issuer expressly appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

         (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed or quoted;

         (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

         (v) such merger, consolidation, amalgamation, replacement. conveyance, transfer or lease does not adversely affect the powers, preferences and other special rights of the Holders of the Preferred Securities (including any Successor Securities) in any material respect;

         (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

         (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                           (A) the Successor Entity will be treated as a grantor
                  trust for United States Federal income tax purposes;

                           (B) following such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, neither the Sponsor nor the Successor Entity will be required to register as an Investment Company; and

                           (C) such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease will not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any

                                                                  Exhibit (4)(t)


                  material respect (other than with respect to any dilution of the Holder's interests in the Successor Entity); and

         (viii) the Sponsor or any permitted successor or assignee owns all of the Common Securities and provides a guarantee to the Holders of the Successor Securities with respect to the Successor Entity having substantially the same terms as the Guarantee.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any Person or permit any Person to consolidate, amalgamate, merge with or into or replace it, if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States Federal income tax purposes and each Holder of the Securities not to be treated as owning an undivided interest in the Debentures.

SECTION 3.16. Property Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust, or any other obligor upon the Securities or the property of the trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (ir, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and its counsel) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and its counsel), and any other amounts due the Property Trustee.

                                                                  Exhibit (4)(t)


         Nothing herein contained shall be deemed to authorize the Property trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1 Responsibilities of the Sponsor.

         In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to prepare for filing by the Trust with the Commission the registration statement on Form S-3, including any amendments thereto;

         (b) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

         (c) to prepare for filing by the Trust an application to PORTAL and to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

         (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

         (e) to negotiate the terms of the underwriting agreement and other related agreements providing for the sale of the Preferred Securities.

SECTION 4.2 Indemnification and Fees and Expenses of the Trustees

         The Sponsor, in its capacity as Debenture Issuer, agrees to indemnify the Property Trustee, the Delaware Trustee, any affiliate of the Property Trustee or the Delaware Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or Delaware Trustee, (each a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred to the extent incurred without gross negligence (or in the case of the Property Trustee, negligence) or bad faith or willful misconduct on the part of the Fiduciary Indemnified Person, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim or liability in connection with the exercise or

                                                                  Exhibit (4)(t)


performance of any of its powers or duties hereunder. The provisions of this
Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Trust Agreement.

SECTION 4.3 Compensation of the Trustees

         The Sponsor agrees to pay the Property Trustee and the Delaware Trustee from time to time such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Trust Agreement, except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.

                                    ARTICLE V
                         TRUST COMMON SECURITIES HOLDER

SECTION 5.1 Sponsor's Purchase of Common Securities

         On the Closing Date the Sponsor will purchase all the Common Securities issued by the Trust, in an aggregate liquidation amount equal to 3% of the total capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 5.2 Covenants of the Common Securities Holder

         For so long as the Preferred Securities remain outstanding, the Common Securities Holder will covenant (i) to maintain directly 100% ownership of the Common Securities, (ii) to cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Trust Agreement, (iii) to use its commercially reasonable efforts to ensure that the Trust will not be an investment company for purposes of the Investment Company Act, and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE VI
                                    TRUSTEES

SECTION 6.1 Number of Trustees.

         The number of Trustees shall initially be five, and:

                                                                  Exhibit (4)(t)


         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; provided that the number of Trustees shall be at least three; and provided further that
(i) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law; (ii) at least one Regular Trustee is an employee or officer of, or is affiliated with, the Sponsor; and
(iii) one Trustee shall be the Property Trustee for so long as this Trust Agreement is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements..

SECTION 6.2 Delaware Trustee; Eligibility.

         If required by the Business Trust Act, one Trustee (which may be the Property Trustee) (the "Delaware Trustee") shall be

         (a) a natural person who is a resident of the State of Delaware; or

         (b) an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law;

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 6.3 Property Trustee; Eligibility.

         (a) There shall at all times be one Trustee (which may be the Delaware Trustee) which shall act as Property Trustee which shall:

                  (i) not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
         Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                                                                  Exhibit (4)(t)


         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.6(c).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d) The Guarantee shall be deemed to be specifically described in this Trust Agreement for purposes of clause (i) of the first provision contained in
Section 310(b) of the Trust Indenture Act.

SECTION 6.4 Qualifications of Regular Trustees and Delaware Trustee Generally.

         Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 6.5 Initial Regular Trustees.

         The initial Regular Trustees shall be:

                  [_____________________]
                  c/o Weyerhaeuser Company
                  33663 Weyerhaeuser Way South
                  Federal Way, Washington 98003

                  [_____________________]
                  c/o Weyerhaeuser Company
                  33663 Weyerhaeuser Way South
                  Federal Way, Washington 98003

                  [_____________________]
                  c/o Weyerhaeuser Company
                  33663 Weyerhaeuser Way South
                  Federal Way, Washington 98003

SECTION 6.6 Appointment, Removal and Resignation of Trustees.

         (a) Subject to Section 6.6(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                                                                  Exhibit (4)(t)


                  (ii) after the issuance of any Securities (but prior to the occurrence of an Indenture Event of Default) by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                  (iii) after the issuance of the Preferred Securities and the occurrence of an Indenture Event of Default, and only with respect to each of the Property Trustee and Delaware Trustee, by vote of the Holders of a Majority in Liquidation Amount of the Preferred Securities.

         (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3(a) (the "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

         (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 6.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and 6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

         (d) A Trustee appointed to office shall hold office until his or its successor shall have been appointed or until his death or its dissolution, or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property

                                                                  Exhibit (4)(t)


Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.6.

         (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
6.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 6.7 Vacancies among Trustees.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

SECTION 6.8 Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Trust Agreement.

SECTION 6.9 Meetings.

         Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Trust Agreement, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there

                                                                  Exhibit (4)(t)


is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

SECTION 6.10 Delegation of Power.

         (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

         (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 6.11 Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Property Trustee, the Delaware Trustee or any Regular Trustee that is not a natural person may be merged or converted or with which such Trustee may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1 General Provisions Regarding Securities.

         (a) The Regular Trustees shall on behalf of the Trust issue one class of Preferred Securities, representing undivided beneficial interests in the assets of the Trust and one class of Common Securities, representing undivided beneficial interests in the assets of the Trust. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The Trust shall issue no Securities in bearer form.

                  (i) Preferred Securities. The Preferred Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of up to _____________ with respect to the closing of the sale of Preferred Securities on one or more occasions. The Preferred Securities are hereby designated for identification purposes only as "___Trust Preferred Securities". The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A to this Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed or quoted.

                                                                  Exhibit (4)(t)


                  (ii) Common Securities. The Common Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of up to _____________ with respect to the closing of the sale of Common Securities on one or more occasions. The Common Securities are hereby designated for identification purposes only as "___Trust Common Securities" (the "Common Securities," and together with the Preferred Securities, the "Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit B to this Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         (b) Payments of Distributions on, and payment of the Redemption Price upon a redemption of, the Preferred Securities and Common Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such Preferred Securities and the Common Securities; provided, however, that if on any date on which amounts payable on distribution or redemption, an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, and no other payment on account of redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or, in the case of amounts payable on redemption, the full amount of the Redemption Price for all of the outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Preferred Securities then due and payable. The Trust shall issue no securities or other interests in the assets of the trust other than the Preferred Securities and the Common Securities.

         (c) The Certificates shall be signed on behalf of the Trust by one Regular Trustee. Such signature shall be the manual or facsimile signature of any present of any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificates may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Trust Agreement any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

         A Certificate representing Preferred Securities shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that the Preferred Security has been authenticated under this Trust Agreement.

                                                                  Exhibit (4)(t)


         Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Preferred Security Certificates for original issue. The aggregate amount of Preferred Securities outstanding at any time shall not exceed the aggregate liquidation amount set forth in Section 7.1(a)(i).

         The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Security Certificates. An authenticating agent may authenticate Preferred Security Certificates whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

         (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (e) Upon issuance of the Securities as provided in this Trust Agreement, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

         (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Trust Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Trust Agreement and the terms of the Securities.

         (g) The Holders of the Securities shall have no preemptive or similar rights.

SECTION 7.2 Distributions.

         (a) As owners of undivided beneficial ownership interests in the Debentures, Holders of Securities shall be entitled to receive cumulative cash Distributions at a rate per annum of [___]% (the "Interest Rate") of the stated liquidation amount of $[__] per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one [semi-annual period] [quarter] will bear interest thereon compounded [semi-annually] [quarterly] at the Interest Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full [semi-annually] [quarterly] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full [semi-annually] [quarterly] Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

         [(b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance and will be payable [semi-annually] [quarterly] in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: [_________], of each year, commencing on ________________].

                                                                  Exhibit (4)(t)


         (c) If and to the extent that the Debenture Issuer makes a payment of interest, premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, make a Pro Rata distribution of the Payment Amount to Holders, subject to Section 7.1(b).

         (d) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record dates. While the Preferred Securities are represented by one or more Global Securities, the relevant record dates shall be the close of business the Business Day preceding such Distribution payment date; otherwise the relevant record dates shall be the fifteenth day (whether or not a Business Day) preceding such Distribution payment date. At all times, the Distribution payment dates shall correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, shall cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution shall instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with this Trust Agreement. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such date.

         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities except as provided in Section 7.1(b).

SECTION 7.3 Redemption of Securities.

         (a) Upon the repayment or redemption, in whole or in part, of the Debentures held by the Trust, whether at the stated maturity of the Debentures or upon earlier redemption as provided in the Indenture, the proceeds from such repayment or redemption shall be simultaneously applied Pro Rata (subject to Section 7.1(b)) to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the Redemption Price. Holders will be given not less than 30 nor more than 60 days' notice of such redemption in accordance with Section 7.4. Upon the repayment of the Debentures at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Securities, in whole, upon not less than 30 nor more than 60 days' notice.

         (b) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Securities will no longer be deemed to be outstanding and (ii) Certificates representing Securities will be deemed to represent the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal

                                                                  Exhibit (4)(t)


to accumulated and unpaid distributions on, such Securities until such Certificates are presented to the Sponsor or its agent for transfer or reissuance.

SECTION 7.4 Redemption Procedures.

         (a) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice"), which notice shall be irrevocable, shall be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 7.4, a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the register of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

         (b) In the event that fewer than all the outstanding Securities are to be redeemed, the Preferred Securities and Common Securities will be redeemed Pro Rata (subject to Section 7.1(b)) and the Preferred Securities to be redeemed shall be redeemed will be redeemed as described in Section 7.4(c) below. The particular Preferred Securities to be redeemed will be selected on a Pro Rata basis by the Property Trustee from the outstanding Preferred Securities not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate. The Trust may not redeem the Securities in part unless all accumulated and unpaid Distributions to the date of redemption have been paid in full on all Securities then outstanding. For purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Security redeemed or to be redeemed only in part to the portion of the aggregate liquidation amount of Preferred Securities which has been or is to be redeemed.

         (c) Subject to the Trust's fulfillment of the notice requirements set forth in Section 7.4(a) above, if Securities are to be redeemed, then (i) with respect to Preferred Securities represented by one or more Global Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of such Preferred Securities, and (ii) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities and give the Paying Agent irrevocable instructions and authority to pay the relevant Redemption Price to the Holders of such Securities upon surrender of their

                                                                  Exhibit (4)(t)


certificates evidencing their Securities. Payment of the Redemption Price on the Preferred Securities will be made to the recordholders thereof as they appear on the register of the Trust on the relevant record date, which shall be one Business Day prior to the relevant redemption date; provided, however, that with respect to the Preferred Securities not represented by one or more Global Securities, the relevant record date shall be fifteen days prior to the relevant redemption date. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is not paid because the payment of the Redemption Price on the Debentures is not made, interest will continue to accrue on the Debentures, and, as a result, Distributions on such Securities will continue to accumulate at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price (other than for purposes of calculating any premium). If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Securities will cease to be outstanding.

         Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption, except in the case of any Securities being redeemed in part, any portion thereof not to be redeemed.

         (d) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

SECTION 7.5 Voting Rights of Preferred Securities.

         a) Except as provided under Section 3.15, Section 6.6, Section 11.1 and this Article VII, and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Preferred Securities will have no voting rights.

         (b) Subject to the requirement of the Property trustee obtaining a tax opinion in certain circumstances set forth in Section 7.5(d) below, the Holders of a Majority in Liquidation Amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Trust Agreement, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture as a holder of the Debentures, (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required, (iii) waive any past default and its consequences that is waivable under Section 5.10 of the Indenture, provided, however, that, if an Indenture Event of Default under
Section 5.1(e) or

                                                                  Exhibit (4)(t)


Section 5.1(f) of the Indenture or otherwise relating to all debt securities outstanding under the Indenture has occurred and is continuing, then the holders of 25% of the aggregate principal amount of all securities then outstanding under the Indenture (including the Debentures), voting as a single class, will have the right to declare the principal of, premium, if any, and interest on all securities outstanding under the Indenture (including the Debentures) due and payable; or (iv) cancel an acceleration of the principal of the Debentures; and provided further, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority, the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

         (c) If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may, to the extent permitted by applicable law, and after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Debenture Issuer, to enforce the rights of the Property Trustee, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, in the event the Debenture Issuer shall fail to make any payment on the Debentures when due, holders of the Preferred Securities shall have the right to institute a direct action against the Debenture Issuer for payment of such amounts on or after the respective due date specified in the Debentures.

         (d) The Property Trustee shall notify all Holders of the Preferred Securities of any notice of any Indenture Event of Default received from the Debenture Issuer with respect to the Debentures. Such notice shall state that such Indenture Event of Default also constitutes an Event of Default under the Trust Agreement. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee, the Property Trustee shall be under no obligation to take any action described in Sections 7.5(b)(i) and 7.5(b)(ii) unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust or partnership for United States Federal income tax purposes.

         (e) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Preferred Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Preferred Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation preference of the Preferred Securities; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 7.5(e) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States Federal

                                                                  Exhibit (4)(t)


income tax the Trust will not be classified as other than a grantor trust or partnership on account of such action.

         (f) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Event of Default under this Trust Agreement.

         (g) Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust, or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information:
(i) the date of such meeting or the date by which such action is to be taken,
(ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         (h) No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Trust Agreement and the terms of the Securities.

         (i) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor, the Debenture Issuer, any Affiliate of the Sponsor or Debenture Issuer, or any Regular Trustee shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding; provided, however, that Persons otherwise eligible to vote to whom the Sponsor, Debenture Issuer or any of their respective Affiliates have pledged Preferred Securities may vote or consent with respect to such pledged Preferred Securities under any of the circumstances described herein.

         (j) Subject to Sections 6.6(a) and 7.5(k), Holders of the Preferred Securities shall have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Common Securities Holder.

         (k) If an Indenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time only by a Majority in Liquidation Amount of the Preferred Securities.

         (l) The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities.

SECTION 7.6 Voting Rights of Common Securities.

         (a) Except as provided under Section 6.1(b), this Section 7.6 or
Section 11.1 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by this Trust Agreement, the Holders of the Common Securities will have no voting rights.

                                                                  Exhibit (4)(t)


         (b) Subject to Sections 6.6(a) and 7.5(k), the Holders of the Common Securities are entitled, in accordance with Article VI of this Trust Agreement, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of this Trust Agreement and only after all Events of Default with respect to the Preferred Securities have been cured, waived, or otherwise eliminated and subject to the requirements of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this
Section 7.6(c), the Holders of a Majority in Liquidation Amount of the Common Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a holder of the Debentures, (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required, or (iii) waive any past default and its consequences that is waivable under Section 5.10 of the Indenture; provided, however, that, if an Indenture Event of Default under Section 5.1(e) or Section 5.1(f) of the Indenture or otherwise relating to all debt securities outstanding under the Indenture has occurred and is continuing, then the holders of 25% of the aggregate principal amount of all securities then outstanding under the Indenture (including the Debentures), voting as a single class, will have the right to declare the principal of, premium, if any, and interest on all securities outstanding under the Indenture (including the Debentures) due and payable; and provided further, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority, the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation preference of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Common Securities under Section 7.6(c)(i) and
Section 7.6(c)(ii) unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust or a partner ship for United States Federal income tax purposes.

         (d) If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture after a Holder of Common Securities has made a written request, such Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, to the extent permitted by applicable law, institute a legal proceeding directly against the Debenture Issuer, to enforce the Property Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

         (e) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Event of Default under this Trust Agreement.

         (f) Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust, or pursuant to written consent. The

                                                                  Exhibit (4)(t)


Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         (g) No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Trust Agreement and the terms of the Securities.

SECTION 7.7 Registrar, Paying Agent and Conversion Agent.

         (a) In the event that the Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, (i) an office or agency where Preferred Securities may be presented for registration of transfer or exchange ("Registrar"), and (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). If the Preferred Securities are convertible into capital stock of the Sponsor, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York an office or agency where Preferred Securities may be exchanged for such capital stock (the "Conversion Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent, Registrar or co-registrar, or if applicable, any Conversion Agent without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any agent not a party to this Trust Agreement. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent, or if applicable, Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar or if applicable, Conversion Agent. The Trust shall act as Paying Agent, Registrar or co-registrar for the Common Securities.

         The Trust initially appoints the Property Trustee as Registrar and Paying Agent for the Preferred Securities.

         (b) The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of

                                                                  Exhibit (4)(t)


the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.8 Listing.

         The Sponsor shall use its best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange.

SECTION 7.9 Transfer of Securities.

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Trust Agreement shall be null and void.

         (b) (i) Subject to this Article 7, Preferred Securities shall be freely transferable.

             (ii) The Holder of the Common Securities may not transfer the Common Securities except (A) in compliance with a consolidation, merger, sale, conveyance or lease of the Sponsor in compliance with Article VIII of the Indenture or (B) to the Sponsor or an Affiliate thereof in compliance with applicable law, including the Securities Act and applicable state securities and blue sky laws. To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in the immediately preceding sentence shall be null and void.

         (c) The Trust shall cause to be kept at the Corporate Trust Office of the Property Trustee or the Registrar a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Preferred Securities and of transfers of Preferred Securities.

         (d) Upon surrender for registration of transfer of any Security at an office or agency of the Trust designated for such purpose, the Trust shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

         (e) At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Trust shall execute, and in the case of Preferred Securities the Property Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         (f) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                                                                  Exhibit (4)(t)


         (g) No service charge shall be made for any registration of transfer or exchange of Securities, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

         (h) If the Securities are to be redeemed in part, the Trust shall not be required (A) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 7.4 and ending at the close of business on the day of such mailing, or (B) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 7.10 Mutilated, Destroyed, Lost or Stolen Certificates.

         If:

         (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of the Trustees, the Sponsor and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 7.10, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 7.11 Deemed Security Holders.

         The Trustees may treat the Person in whose name any Certificate shall be registered on the register of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 7.12 Global Securities.

         On initial issuance, the Preferred Securities shall be issued in definitive form to the Sponsor. Upon transfer by the Sponsor of the Preferred Securities, the Preferred Securities may be issued in the form of one or more Global Securities. If the Preferred Securities are to be issued in the form of one or more Global Securities, then a Regular Trustee on behalf of the Trust shall

                                                                  Exhibit (4)(t)


execute and the Property Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate liquidation amount of all of the Preferred Securities to be issued in the form of Global Securities and not yet cancelled,
(ii) shall be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, and (iii) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

         "This Preferred Security is a Global Security within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances. Unless this Preferred Security Certificate is presented by an authorized representative of the Depositary to Weyerhaeuser Capital Trust II or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

Preferred Securities not represented by a Global Security issued in exchange for all or a part of a Global Security pursuant to this Section 7.12 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver such Preferred Securities not represented by a Global Security to the Persons in whose names such definitive Preferred Securities are so registered. At such time as all interests in Global Securities have been redeemed, repurchased or cancelled, such Global Securities shall be, upon receipt thereof, cancelled by the Property Trustee in accordance with standing procedures of the Depositary. At any time prior to such cancellation, if any interest in Global Securities is exchanged for Preferred Securities not represented by a Global Security, redeemed, cancelled or transferred to a transferee who receives Preferred Securities not represented by a Global Security therefor or any Preferred Security not represented by a Global Security is exchanged or transferred for part of Global Securities, the principal amount of such Global Securities shall, in accordance with the standing procedures of the Depositary, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Property Trustee to reflect such reduction or increase. The Trust and the Property Trustee may for all purposes, including the making of payments due on the Preferred Securities, deal with the Depositary as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Security shall be limited to those established by law and agreements between such owners and depository participants provided, that no such agreement shall give any rights to any Person

                                                                  Exhibit (4)(t)


against the Trust or the Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as holder of Preferred Securities in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Preferred Securities in excess of those held in the name of the Depositary or its nominee.

         If at any time the Depositary for any Preferred Securities represented by one or more Global Securities notifies the Trust that it is unwilling or unable to continue as Depositary for such Preferred Securities or if at any time the Depositary for such Preferred Securities shall no longer be eligible under this Section 7.12, the Trust shall appoint a successor Depositary with respect to such Preferred Securities. If a successor Depositary for such Preferred Securities is not appointed by the Trust within 90 days after the Trust receives such notice or becomes aware of such ineligibility, the Trust's election that such Preferred Securities be represented by one or more Global Securities shall no longer be effective and the Trust shall execute, and the Property Trustee will authenticate and deliver, Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Preferred Securities representing such Preferred Securities in exchange for such Global Security or Preferred Securities.

         The Trust may at any time and in its sole discretion determine that the Preferred Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Preferred Securities. In such event the Trust shall execute, and the Property Trustee, shall authenticate and deliver, Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Preferred Securities representing such Preferred Securities, in exchange for such Global Security or Preferred Securities.

         Notwithstanding any other provisions of this Trust Agreement (other than the provisions set forth in Section 7.9), Global Securities may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         Interests of beneficial owners in a Global Security may be transferred or exchanged for Preferred Securities not represented by a Global Security and Preferred Securities not represented by a Global Security may be transferred or exchange for Global Securities in accordance with rules of the Depositary and the provisions of Section 7.9.

[SECTION 7.13]

[If the Securities are convertible or exchangeable, the conversion and exchange provisions shall be inserted here]

                                                                  Exhibit (4)(t)


                                  ARTICLE VIII
                      DISSOLUTION AND TERMINATION OF TRUST

SECTION 8.1 Dissolution and Termination of Trust.

         (a) The Trust shall dissolve upon the earliest to occur of the following:

                  (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

                  (ii) the distribution to the Holders of the Securities of the Debentures held by the Property Trustee in an aggregate principal amount equal to the aggregate liquidation amount of the Securities;

                  (iii) the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust; or

                  (iv) all of the Securities shall have been called for redemption [or conversion] and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

         (c) The provisions of Section 4.2 and Article IX shall survive the termination of the Trust.

SECTION 8.2 Liquidation Distribution Upon Dissolution of the Trust.

         (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Trust (each a "Liquidation"), the Holders of the Securities on the date of the Liquidation will be entitled to receive, out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of the Trust's liabilities to creditors, if any, distributions in cash or other immediately available funds in an amount equal to the aggregate of the stated liquidation amount of $_____ per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accumulated and unpaid interest equal to accrued and unpaid Distributions on, such Securities shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

         (b) If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities will be entitled to receive distributions upon any such Liquidation Pro Rata with the Holders of the Preferred Securities except that if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities

                                                                  Exhibit (4)(t)


shall have a preference over the Common Securities with regard to such distributions as provided for in Section 7.1(b).

                                   ARTICLE IX
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 9.1 Liability.

         (a) Except as expressly set forth in this Trust Agreement, the Preferred Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                  (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

         (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Common Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, the Holders of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 9.2 Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Trust Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the

                                                                  Exhibit (4)(t)


value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 9.3 Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                  (ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

                                                                  Exhibit (4)(t)


SECTION 9.4 Indemnification.

         (a) The Sponsor, in its capacity as Debenture Issuer, shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) The Sponsor, in its capacity as Debenture Issuer, shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

         (c) Any indemnification under paragraphs (a) and (b) of this Section
9.4 (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

         (e) Expenses (including attorneys' fees) incurred by a Debenture Issuer Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 9.4 shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking

                                                                  Exhibit (4)(t)


by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 9.4. Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (1) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (3) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Debenture Issuer Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Debenture Issuer Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common Securities Holders or Preferred Securities Holders.

         (e) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4 shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Securities Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4 shall be deemed to be provided by a contract between the Debenture Issuer and each Debenture Issuer Indemnified Person who serves in such capacity at any time while this Section 9.4 is in effect. Any repeal or modification of this Section 9.4 shall not affect any rights or obligations then existing.

         (f) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Debenture Issuer Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 9.4.

         (g) For purposes of this Section 9.4, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section
9.4 with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

         (h) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Debenture Issuer Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set

                                                                  Exhibit (4)(t)


forth in this Section 9.4 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Trust Agreement.

SECTION 9.5 Outside Businesses.

         Subject to the provisions of Section 6.3, any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                    ARTICLE X
                                   ACCOUNTING

SECTION 10.1 Fiscal Year.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 10.2 Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

         (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

                                                                  Exhibit (4)(t)


         (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 10.3 Banking.

         The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

SECTION 10.4 Withholding.

         The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XI
                             AMENDMENTS AND MEETINGS

SECTION 11.1 Amendments.

         (a) Except as otherwise provided in this Trust Agreement or by any applicable terms of the Securities, this Trust Agreement may only be amended by a written instrument approved and

                                                                  Exhibit (4)(t)


executed by the Sponsor and the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);

         (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust
                  and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities); and

                           (B) an opinion of counsel (who may be counsel to the
                  Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities); and

                  (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to continue to be
                  classified for purposes of United States federal income taxation as a grantor trust;

                           (B) reduce or otherwise adversely affect the powers
                  of the Property Trustee or the Delaware Trustee in contravention of the Trust Indenture Act; or

                           (C) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act;

         (c) If the Trust has issued any Securities that remain outstanding:

                  (i) any amendment that would (a) change the amount or timing of any distribution of the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or (b) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date, will entitle the Holders of such Securities, voting together as a single class, to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of each of the Holders of the Securities affected thereby; and

                  (ii) Except as provided in Section 11.1(c)(i) hereof, any provision of this Trust Agreement may be amended by the Trustee and the Sponsor with (i) the consent of the Holders representing not less than a Majority in Liquidation Amount of the Securities

                                                                  Exhibit (4)(t)


         outstanding and (ii) receipt by the Trustees of an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an Investment Company.

         (d) This Section 11.1 shall not be amended without the consent of all of the Holders of the Securities;

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities and;

         (f) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and

         (g) notwithstanding Section 11.1(c), this Trust Agreement may be amended without the consent of the Holders of the Securities to:

                  (i) cure any ambiguity;

                  (ii) correct or supplement any provision in this Trust Agreement that may be defective or inconsistent with any other provision of this Trust Agreement;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor;

                  (iv) conform to any change in Rule 3a-5 of the Investment Company Act or written change in interpretation or application of Rule 3a-5 of the Investment Company Act by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; or

                  (v) to modify, eliminate and add to any provision of this Trust Agreement to ensure that the Trust will be classified as a grantor trust for United States federal income tax purposes at all times that any Securities are outstanding or to ensure that the trust will not be required to register as an Investment Company under the Investment Company Act.

SECTION 11.2 Meetings of the Holders of Securities; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Trust Agreement, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more requests in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any

                                                                  Exhibit (4)(t)


Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Trust Agreement or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without notice if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                  (iv) unless the Business Trust Act, this Trust Agreement, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements,

                                                                  Exhibit (4)(t)


         voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE XII
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 12.1 Representations and Warranties of Property Trustee.

         The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Trust Agreement and at the time of Closing, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

         (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Trust Agreement.

         (b) the Property Trustee satisfies the requirements set forth in
Section 6.3(a).

         (c) The execution, delivery and performance by the Property Trustee of the Trust Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Trust Agreement has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (d) The execution, delivery and performance of the Trust Agreement by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Property Trustee.

         (e) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Trust Agreement.

SECTION 12.2 Representations and Warranties of Delaware Trustee.

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Trust Agreement and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) the Delaware Trustee satisfies the requirements set forth in
Section 6.2, satisfies Trust Section 3807(a) of the Business Trust Act and has the power and authority to execute and

                                                                  Exhibit (4)(t)


deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

         (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Trust Agreement. This Trust Agreement under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

         (c) no consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Trust Agreement.

                                  ARTICLE XIII
                                  MISCELLANEOUS

SECTION 13.1 Notices.

         All notices provided for in this Trust Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

         (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  c/o Weyerhaeuser Company
                  33663 Weyerhaeuser Way South
                  Federal Way, Washington 98003
                  Attention: Vice President and Treasurer

         (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                  [Property Trustee]

                  [address]

                  Attention: [Corporate Trust Trustee Administration]

         (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                  Weyerhaeuser Company
                  33663 Weyerhaeuser Way South
                  Federal Way, Washington 98003
                  Attention: Vice President and Treasurer

         (d) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 13.2 Governing Law.

         This Trust Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 13.3 Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Trust Agreement shall be interpreted to further this intention of the parties.

SECTION 13.4 Headings.

         Headings contained in this Trust Agreement are inserted for convenience of reference only and do not affect the interpretation of this Trust Agreement or any provision hereof.

SECTION 13.5 Successors and Assigns.

         Whenever in this Trust Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Trust Agreement by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 13.6 Partial Enforceability.

         If any provision of this Trust Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                                                                  Exhibit (4)(t)


SECTION 13.7 Counterparts.

         This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                                     [____________________]

                                                      as Trustee

                                                     ___________________________

                                                     [____________________]

                                                     as Trustee

                                                     ___________________________

                                                     [____________________]

                                                     as Trustee

                                                     ___________________________

                                                     [DELAWARE TRUSTEE],

                                                     as Delaware Trustee

                                                     By:________________________

                                                     Name:

                                                     Title:

                                                     [PROPERTY TRUSTEE], as

                                                     Property Trustee

                                                     By:________________________

                                                     Name:

                                                     Title:

                                                                  Exhibit (4)(t)


                                                     WEYERHAEUSER COMPANY
                                                     as Sponsor

                                                     By:________________________

                                                     Name:

                                                     Title:

                                                                  Exhibit (4)(t)


                                   EXHIBIT A-1

                           FORM OF PREFERRED SECURITY

                                       A-1

                           [FORM OF FACE OF SECURITY]


[IF THE PREFERRED SECURITY IS TO BE A GLOBAL PREFERRED SECURITY, INSERT THE
FOLLOWING: THIS PREFERRED SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES. UNLESS THIS PREFERRED SECURITY CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REGISTERED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CERTIFICATE NO. ___________
NUMBER OF PREFERRED SECURITIES: _____________ CUSIP NO. _________________


                             CERTIFICATE EVIDENCING

                       [ ]% TRUST PREFERRED SECURITIES OF

                          WEYERHAEUSER CAPITAL TRUST II

                         [ ]% TRUST PREFERRED SECURITIES

                                                                  Exhibit (4)(t)


                            FULLY AND UNCONDITIONALLY
                       GUARANTEED BY WEYERHAEUSER COMPANY

WEYERHAEUSER CAPITAL TRUST II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that __________ (the "Holder") is the registered owner of __________ capital securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the "_____% Trust Preferred Securities" (the "Preferred Securities"). The Preferred Securities are transferable on the register of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Trust Agreement (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust, dated as of ___________, 20___, as the same may be amended from time to time (the "Trust Agreement"), by and among WEYERHAEUSER COMPANY, [Regular Trustee], [Regular Trustee] and [Regular Trustee], as Regular Trustees, [JPMORGAN CHASE BANK], as Property Trustee, and CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION], as Delaware Trustee, and the holders of undivided beneficial ownership interests in the assets of the Trust. Capitalized terms used herein but not defined shall have the meaning given them in the Trust Agreement. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Trust Agreement, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business. Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder. By acceptance, the Holder agrees to treat, for United States federal, state and local income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of undivided beneficial ownership interests in the Debentures.

 IN WITNESS WHEREOF, the Trust has executed this certificate this ___day of [ ], 20__.

                                                 Weyerhaeuser Capital Trust II

                                                 By: __________________________

                                                 Name:

                                                 Title:

               [CONVERSION REQUEST: TO BE INSERTED, IF APPLICABLE]

                                                                  Exhibit (4)(t)


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.

Dated: ____________, ____



                                             [PROPERTY TRUSTEE]

                                             as Property Trustee

                                             By: ______________________________

                                                      Authorized Signatory

                                                                  Exhibit (4)(t)


                                    EXHIBIT B

                             FORM OF COMMON SECURITY

                           [FORM OF FACE OF SECURITY]


TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SET FORTH IN THE TRUST AGREEMENT REFERRED TO BELOW.

CERTIFICATE NO. ________
NUMBER OF COMMON SECURITIES: ________

                             CERTIFICATE EVIDENCING
                              COMMON SECURITIES OF
                          WEYERHAEUSER CAPITAL TRUST II
                             ____% COMMON SECURITIES

WEYERHAEUSER CAPITAL TRUST II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that WEYEHAEUSER COMPANY (the "Holder") is the registered owner of common securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust designated the "_____% Common Securities" (the "Common Securities"). The Common Securities are not transferable and any attempted transfer thereof shall be void except as permitted by applicable law and by Section 7.9(b)(ii) of the Trust Agreement (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust, dated as of_______________, 20__ (as the same may be amended from time to time, the "Trust Agreement"), by and among WEYERHAEUSER COMPANY, as Sponsor, [Regular Trustee], [Regular Trustee} and [Regular Trustee], as Regular Trustees, [JPMORGAN CHASE BANK], as Property Trustee, and [CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION], as Delaware Trustee, and the holders of undivided beneficial ownership interests in the assets of the Trust. The Holder is entitled to the benefits of the Guarantee to the extent described therein. Capitalized terms used herein but not defined shall have the meaning given them in the Trust Agreement. The Sponsor will provide a copy of the Trust Agreement, the Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business. Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder. By acceptance, the Holder agrees to treat, for United States federal, state and local income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of an undivided indirect beneficial ownership interest in the Debentures.

IN WITNESS WHEREOF, the Trust has executed this certificate this ___day of [ ], 20__.

                                                                  Exhibit (4)(t)


                                            Weyerhaeuser Capital Trust II

                                            By: _____________________________

                                            Name:

                                            Title:

               [CONVERSION REQUEST: TO BE INSERTED, IF APPLICABLE]